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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

                          AK STEEL HOLDING CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                    001-13696                31-1401455
  (State or Other Jurisdiction         (Commission            (I.R.S. Employer
        of Incorporation)              File Number)          Identification No.)

             703 Curtis Street
             Middletown, Ohio                                    45043-0001
 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (513) 425-5000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 1-4.  Not Applicable.

Item 5.    Other Events.

On August 7, 2002, AK Steel Corporation ("AK Steel") completed its consent solicitations with respect to proposed amendments to the indentures governing its 7-7/8% Senior Notes Due 2009 (CUSIP No. 001546 AE 0), 8-7/8% Senior Notes Due 2008 (CUSIP No. 042170 AR 1) and 9% Senior Notes Due 2007 (CUSIP No. 042170 AN 0). The amendments, which became effective as of August 8, 2002, are intended to conform certain provisions of each indenture to the indenture governing AK Steel's recently issued 7-3/4% Senior Notes Due 2012. AK Steel Holding Corporation ("AK Holding") is a guarantor under each indenture. Copies of the supplemental indentures containing the amendments have been filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report.

In addition, AK Steel obtained the requisite consents to concurrently amend certain provisions of the agreement governing its Senior Secured Notes Due 2004, under which AK Holding is a guarantor. A copy of the supplemental agreement containing those amendments, which became effective as of August 8, 2002, has been filed as Exhibit 4.4 to this Current Report.

Item 6.    Not Applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

 4.1* Third Supplemental Indenture, dated as of August 8, 2002, relating to AK Steel's 7-7/8% Senior Notes due 2009.

 4.2* Supplemental Indenture No. 6, dated as of August 8, 2002, relating to AK Steel's 8-7/8% Senior Notes due 2008.

 4.3* Supplemental Indenture No. 6, dated as of August 8, 2002, relating to AK Steel's 9% Senior Notes due 2007.

 4.4* Second Supplemental Agreement, dated as of August 8, 2002, relating to AK Steel's Senior Secured Notes, Series A-E, due 2004.

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* Filed herewith.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                           AK STEEL HOLDING CORPORATION

Dated: August 13, 2002                     By: /s/ James L. Wainscott
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                                               Name:  James L. Wainscott
                                               Title: Senior Vice President

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                                  EXHIBIT INDEX

Exhibit

 4.1* Third Supplemental Indenture, dated as of August 8, 2002, relating to AK Steel's 7-7/8% Senior Notes due 2009.

 4.2* Supplemental Indenture No. 6, dated as of August 8, 2002, relating to AK Steel's 8-7/8% Senior Notes due 2008.

 4.3* Supplemental Indenture No. 6, dated as of August 8, 2002, relating to AK Steel's 9% Senior Notes due 2007.

 4.4* Second Supplemental Agreement, dated as of August 8, 2002, relating to AK Steel's Senior Secured Notes, Series A-E, due 2004.

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* Filed herewith.